UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2006

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3382	CAROLINA POWER & LIGHT COMPANY	56-0165465
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3274	FLORIDA POWER CORPORATION	59-0247770
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
State of Incorporation: Florida

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

SECTION 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On March 16, 2006, representatives of Progress Energy, Inc. (the “Company”) will be speaking at the Morgan Stanley Global Electricity & Energy Conference in New York. The Company is giving notice of the fact that during the course of the conference, it will reaffirm its prior guidance of on-going earnings of $3.15 to $3.35 per share (consisting of $2.45 to $2.65 per share from core business and $.70 per share from noncore business)  for the 2006 fiscal year, as discussed in more detail in its February 15, 2006 press release and related Form 8-K. Additionally, the Company will be discussing details of its debt reduction plan. A live webcast of the presentation, which begins at 1:15 PM on Thursday, March 16, 2006, and the presentation slides will be available at www.progress-energy.com/webcast. The webcast will be available in Windows Media format. The webcast and presentation slides will also be archived on the site for at least 90 days for those unable to listen in real time.

Caution Regarding Forward-Looking Statements:

The on-going earnings guidance contained in this report constitutes a forward-looking statement within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Earnings guidance is not historical information but is forward-looking and, accordingly, involves estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made, and neither Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Examples of factors that you should consider with respect to on-going earnings guidance include, but are not limited to, the following:

•	the impact of fluid and complex government laws and regulations, including those relating to the environment and the recently enacted Energy Policy Act of 2005;

•	the financial resources needed to comply with environmental laws;

•	deregulation or restructuring in the electric industry that may result in increased competition and unrecovered or stranded costs;

•	weather conditions that directly influence the demand for electricity;

•	the ability to recover through the regulatory process other significant weather events;

•	recurring seasonal fluctuations in demand for electricity and fluctuations in the price of energy commodities and purchased power;

•	economic fluctuations and the corresponding impact on the Company and its subsidiaries’ commercial and industrial customers;

•	the ability of the Company’s subsidiaries to pay upstream dividends or distributions to it;

•	the impact on the facilities and the businesses of the Company from a terrorist attack;

•	the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks;

•	the anticipated future need for additional baseload generation in the Company’s regulated service territories and the accompanying regulatory and financial risks;

•	the ability to successfully access capital markets on favorable terms;

•
the ability of the Company to maintain its current credit ratings and the impact on the Company’s financial condition and ability to meet its cash and other financial obligations in the event its credit ratings are downgraded below investment grade;

•	the impact that increases in leverage may have on the Company;

•	the impact of derivative contracts used in the normal course of business by the Company;

•	investment performance of pension and benefit plans;

•	the Company's ability to control costs, including pension and benefit expense, and achieve its cost-management targets for 2007;

•
the availability and use of Internal Revenue Code Section 29/45K (Section 29/45K) tax credits by synthetic fuel producers and the Company’s continued ability to use Section 29/45K tax credits related to its coal-based solid synthetic fuel businesses;

•	the impact that future crude oil prices may have on the value of the Company’s Section 29/45K tax credits;

•
the Company’s ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history;

•	the Company’s ability to manage the risks associated with its energy marketing operations including potential impairment charges caused by adverse changes in market or business conditions;

•	the outcome of any ongoing or future litigation or similar disputes and the impact of any such outcome or related settlements; and

•	unanticipated changes in operating expenses and capital expenditures.

Many of these risks similarly impact the Company’s subsidiaries. These and other risk factors are detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission (SEC). Many, but not all of the factors that may impact actual results are discussed in the Risk Factors sections of the Company’s, PEC’s and PEF’s annual reports on Form 10-K for the year ended December 31, 2005, which were filed with the SEC on March 10, 2006. These reports should be read carefully. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of the Company, PEC and PEF. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the effect of each such factor on the Company, PEC and PEF.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY,
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Chief Accounting Officer

Date: March 15, 2006